MINIMUM COMMITTED REVENUE (Tables)	12 Months Ended
Dec. 31, 2021
Leases [Abstract]
Committed Time Charter Revenues	The amounts below represent committed revenue rather than the actual value in cash due in the next year. Some of the hire relating to the committed revenue for January 2021 is invoiced in advance and is included in the accounts as deferred charter revenue. As of December 31, 2021, $5.3 million was unpaid and is included in trade accounts receivables.

(in thousands of $)
2022	264,901
2023	234,265
2024	199,266
2025	75,105
2026	30,254
Thereafter	3,069
Total	806,860